Exhibit 99.1

Company Overview January 2015

Forward-Looking Statements 2 Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” or “potential” or the negative of these words or similar words, which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond our control, that may cause actual results to differ significantly from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, we expressly disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in the underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ significantly from any forward-looking statements, see the section entitled “Risk Factors” in the final prospectus related to our follow-on offering, which was filed with the Securities and Exchange Commission on July 25, 2014, and subsequent filings with the Securities and Exchange Commission. This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties. We have not independently verified such statistics or data.

At the time of the IPO (April 2014), Farmland Partners owned 7,323 acres and currently owns or has under contract a total of 48,680 acres1 located in the following regions: Corn Belt: 7,480 acres Plains: 21,231 acres Delta: 13,151 acres Southeast: 6,818 acres Total weighted-average Cap Rate of approximately 4.54%2 Weighted-average Cap Rate of post-IPO acquisitions of approximately 5.01%2 Total of 35 tenants2 Preliminary capital structure details as of December 31, 2014 (unaudited)3 Total purchase price of farmland assets of approximately $197.2 million4 Total debt of $113.9 million 9,676,755 fully diluted shares outstanding (including OP units and restricted stock) Market capitalization of $103.9 million5 Total cash of approximately $33.7 million Dividend Policy Third quarter dividend of $0.105 per share ($0.42 on an annualized basis) was increased 10.5% to $0.116 ($0.464 on an annualized basis) in the fourth quarter 3 Company Overview – Growth Story Of which 46,441 acres are owned and 2,239 acres are under contract and pending closing Including farms under contract The amounts presented are preliminary and remain subject to adjustment in connection with the audit of the Company’s year-end financial statements Sum of implied purchase price of IPO portfolio (i.e., debt assumed and value of OP units issued) and contractual purchase prices of acquisitions thereafter, which is different than our total real estate assets as of December 31, 2014 Based on January 8, 2015 closing price of $10.74 and fully diluted shares outstanding

Paul Pittman, Executive Chairman, President and Chief Executive Officer Paul grew up in a farm family and has been buying and operating farms on his own account since 1999. In addition to his roles at Farmland Partners, Paul is also an owner of Pittman Hough Farms, LLC. Before devoting full attention to his farming business, Paul was a public company CFO (Jazz Technologies), investment banker (Merrill Lynch, Wasserstein Perella, ThinkEquity) and lawyer (Sullivan & Cromwell). Paul was also founder and CEO of HomeSphere, an enterprise software company. He has a B.S. in Agriculture from the University of Illinois, a MPP from Harvard University, and a J.D. with Honors from the University of Chicago. Luca Fabbri, Chief Financial Officer, Secretary and Treasurer Luca has been active in the agricultural industry for over a decade, first evaluating farmland investments and then in an operating role as Senior VP of American Agriculture Corporation. Luca was also a tech entrepreneur (Co3 Systems and HomeSphere), served as head of corporate development for a public company (Jazz Technologies), worked as a consultant in technology, finance, and corporate development (Elk Creek Ventures), and worked in investment banking (Merrill Lynch). He has a B.S. with Honors in Economics from the University of Naples (Italy) and an M.B.A. in Finance from the Massachusetts Institute of Technology. Wade Harrison, Farm Manager (Southeast, Delta, Texas) Wade has been active in the agricultural industry for over two decades. Before joining Farmland Partners, Wade served as the Row Crop Farm Manager (Chess Ag Full Harvest), General Manager and Partner for the operation, growth, and development of a 5,500 acre farm (South Park Farms Inc.), and General Manager and Chief Member overseeing all activities for a heavy equipment rental / leasing and custom farming business (W.W. Planting, LLC). Wade has a B.A. in Political Science from Rhodes College and an M.A. from the University of Memphis. Ben Palen, Farm Manager (Plains, Southwest, Pacific Northwest) Ben has been involved in the agricultural industry for over 40 years, during which time he has worked on various consulting projects helping to advise companies on identification of acquisitions, structuring of purchase agreements, and development of farmland. Most recently, Ben has been the co-owner and manager of Great Plains Farms, LLC, and has been responsible for evaluation, purchase and operation of farmland and grazing land in the western Great Plains for the family company and investors. Ben also has experience as a lawyer (Milbank, Tweed, Hadley and McCloy) and an investment banker (Merrill Lynch). Ben has a B.S. with Honors from the University of Kansas and J.D. from the Northwestern University School of Law. Jesse Hough, Consultant Jesse grew up on a family farm in Central Nebraska, where he worked throughout high school and college. Jesse currently serves as an owner and the CFO of Pittman Hough Farms, LLC. He was with Kennedy and Coe - a top 100 accounting firm with the main emphasis in agri-business accounting - for 18 years, the last ten of which he served as a member, partner and owner. While at Kennedy and Coe, Jesse was responsible for consulting with large agri-business operations throughout the United States on their financial models and organizational structures. He has a B.S. in Business with an emphasis in Accounting from the University of Nebraska. *Farmland Partners is headquartered in Denver, Colorado 4 Management Overview Members of management have a long history of involvement in farmland acquisitions and management

5 Powerful Long-Term Global Supply & Demand Dynamics Sources: OECD, World Bank, FAO, U.S. Geological Survey 45.5% Projected Increase in Global Grain Demand by 2050 4.3% Projected Increase in Global Cropland Supply by 2050

Yield and crop optionality differentiate farmland from individual agricultural commodity investments Since 1991, farmland has offered consistently positive annual returns and lower volatility, leading to significant cumulative outperformance Attractive Investment Characteristics (1) (1991 = 100) Farmland Cumulative Returns vs. Corn & Soybeans (1) (non-cumulative) Farmland Annual Returns vs. Corn & Soybeans Sources: NCREIF, SNL Financial, FactSET and Economic Research Service/USDA 5 0 200 400 600 800 1,000 1,200 1,400 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Farmland Corn Soybeans (75%) 0% 75% 150% 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Farmland Corn Soybeans

Attractive Investment Characteristics

- Farmland properties have regularly outperformed other real estate asset classes
- Since NCREIF began tracking farmland values in 1992, there has not been a year with negative total returns
- Since 2003, farmland has yielded total returns of 16.2%

2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
S&P 500 26.4%	Retail 23.0%	Farm 33.9%	Hotel 23.6%	Office 20.5%	Farm 15.8%	S&P 500 23.5%	Apartment 18.2%	Apartment 15.5%	Farm 18.6%	S&P 500 29.6%	Retail 13.6%
Retail 17.1%	Farm 20.5%	Apartment 21.2%	Farm 21.2%	Timber 18.4%	Timber 9.5%	Farm 6.3%	Retail 12.8%	Farm 15.2%	S&P 500 13.4%	Farm 20.9%	Industrial 12.3%
Farm 9.7%	Apartment 13.0%	Industrial 20.3%	Office 19.1%	Hotel 18.1%	Retail (4.1%)	Timber (4.8%)	S&P 500 12.8%	Industrial 14.6%	Retail 11.6%	Retail 12.9%	S&P 500 11.4%
Apartment 8.9%	Industrial 12.1%	Retail 20.0%	Industrial 17.0%	Farm 15.9%	Industrial (5.8%)	Retail (10.9%)	Office 11.7%	Retail 13.8%	Apartment 11.2%	Industrial 12.3%	Apartment 10.4%
Industrial 8.2%	Office 12.0%	Office 19.5%	Apartment 14.6%	Industrial 14.9%	Apartment (7.3%)	Apartment (17.5%)	Industrial 9.4%	Office 13.8%	Industrial 10.7%	Apartment 10.4%	Office 9.8%
Timber 7.7%	Timber 11.2%	Timber 19.3%	Timber 13.7%	Retail 13.5%	Office (7.3%)	Industrial (17.9%)	Hotel 9.0%	Hotel 11.8%	Office 9.5%	Office 9.9%	Hotel 8.6%
Hotel 6.1%	Hotel 10.2%	Hotel 19.0%	S&P 500 13.6%	Apartment 11.4%	Hotel (9.4%)	Office (19.1%)	Farm 8.8%	Timber 1.6%	Hotel 8.3%	Timber 9.7%	Farm 7.6%
Office 5.7%	S&P 500 9.0%	S&P 500 3.0%	Retail 13.3%	S&P 500 3.5%	S&P 500 (38.5%)	Hotel (20.4%)	Timber (0.2%)	S&P 500 (0.0%)	Timber 7.8%	Hotel 7.7%	Timber 5.6%

Source: National Council of Real Estate Investment Fiduciaries

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8 Attractive Investment Characteristics Price Appreciation + Current Yields = Powerful Total Returns Story (1995 – 2014) Average Annual Returns and Standard Deviation: Farmland vs. Select Asset Classes Sources: NCREIF (2014) Bloomberg. Annual returns of the MCSI US REIT INDEX (RMS) Bloomberg. S&P 500 returns include dividends The BofA Merrill Lynch US Corporate Index (C0A0) Bloomberg (2) (1) (3) (4) (5) (1) (1) 12.4% 11.3% 9.8% 9.6% 7.8% 7.0% 5.8% 7.3% 19.9% 8.2% 8.1% 20.0% 6.4% 15.6% 5.0% 10.0% 15.0% 20.0% 25.0% Farmland Total REIT Return Apartments All Commercial Real Estate S&P 500 Investment Grade Bonds Gold Annualized Returns Standard Deviation

9 Attractive Investment Characteristics Global Fundamentals Operating Environment Capital Markets Opportunity Vs. Real Estate Alternatives: Near-zero Vacancy Up-front Rent Little or no Maintenance Capex or Property Taxes Supply Constraints No Obsolescence No Economic Depreciation Vs. Commodity Alternatives: Current Yield Crop Optionality Productivity Gains Long-term Drivers

Farmland Price Trends: Perception vs. Reality

- Contrary to speculative negative reports by the press, farmland values are still increasing in most of the United States according to the USDA and the Federal Reserve
- As reported by the USDA, the United States farm real estate value was up 8.1% from 2013 values[1]
  - Illinois: +5.9%
  - Nebraska: +11.4%
  - Arkansas: +5.6%
  - Louisiana: +4.7%
  - Colorado: +5.5%
- Federal Reserve surveys in the primary agricultural regions also highlighted generally an increase in farmland value per acre from 2Q 2013 to 2Q 2014:
  - Chicago Fed: +3%[2]
  - Kansas City Fed: +6%[3]
  - St. Louis Fed: -3.5%[4]
  - Dallas Fed: +4.9% dryland and +1.8% irrigated[5]
- Recently released third quarter Federal Reserve surveys also reflected the upward trend in farmland value, with percentage increases from 3Q 2013 to 3Q 2014 as follows:
  - Chicago Fed: 0%[2]
  - Kansas City Fed: +1% dryland and +2% irrigated[3]
  - St. Louis Fed: +14.8%[4]
  - Dallas Fed: +9.2% dryland and +4.6% irrigated[5]

Sources:
(1) USDA, Agricultural Land Values Report (August 2014)
(2) Chicago Fed, AgLetter
(3) Kansas City Fed, Agricultural Credit Conditions
(4) St. Louis Fed, Agricultural Finance Monitor
(5) Dallas Fed, Agricultural Survey, Northern Louisiana

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